                                                                    EXHIBIT 10.1

                                VOTING AGREEMENT

     This Voting Agreement (this "Agreement"), dated as of November 13, 2002, is
                                  ---------
entered into among Zix Corporation, a Texas corporation ("ZixCorp" or the
                                                          -------
"Company"), and the undersigned holders (the "Holders") of ZixCorp's Series A
 -------                                      -------
Convertible Preferred Stock, par value $1.00 per share (the "Series A
                                                             --------
Convertible Preferred Stock").
---------------------------

                                    RECITALS:

     WHEREAS, Section 10(a) of the Statement of Designations for the Series A
              -------------
Convertible Preferred Stock provides that the Series A Convertible Preferred Stock has certain voting rights;

     WHEREAS, ZixCorp is soliciting proxies with respect to its shares of common stock, par value $.01 per share (the "Common Stock"), in connection with a
                                      ------------
proposal ("Proposal One") to be considered by the shareholders of the Company at
           ------------
a meeting (the "Special Meeting") to approve the issuance of the Common Stock at
                ---------------
a price below the greater of book value or market price of the Common Stock (1) to officers and directors of ZixCorp and other holders of the Series A Convertible Preferred Stock upon conversion or redemption of the Series A Convertible Preferred Stock and (2) in an amount equal to or greater than 20% of ZixCorp's outstanding Common Stock immediately prior to the issuance of these securities upon the conversion, redemption and/or exercise, as applicable, of the ZixCorp Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, par value $1.00 per share, 6.5% Secured Convertible Notes and the warrants associated with the 6.5% Secured Convertible Notes;

     WHEREAS, under the rules of the Nasdaq Stock Market, Inc., the approval of Proposal One by the holders of Common Stock will not be valid if the shares of Series A Convertible Preferred Stock (or shares of Common Stock received upon conversion or redemption of the Series A Convertible Preferred Stock (such shares of Common Stock, together with the Series A Convertible Preferred Stock, the "Securities")) are eligible to vote in favor of Proposal One, and the
     ----------
Holders desire to confirm ZixCorp's understanding that the Holders are not eligible to vote their Securities with respect to Proposal One; and

     WHEREAS, ZixCorp and the Holders desire to eliminate any ambiguity as to whether or not the Securities are to be considered in determining whether Proposal One receives the requisite shareholder vote for approval.

     NOW, THEREFORE, in consideration of the mutual premises contained herein, the parties agree as follows:

     1. During the period (the "Agreement Period") beginning on the date hereof
                                ----------------
and ending on the earlier of (a) the consideration at a meeting of the holders of Common

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Stock of Proposal One or (b) one year from the date hereof, each Holder hereby severally agrees to cause its Securities (x) not to be present, in person or by proxy, or voted for or against Proposal One at any meeting or meetings of the shareholders of ZixCorp, and at any adjournments thereof, in which Proposal One is submitted to the holders of Common Stock for approval or (y) not to execute any written consent of the shareholders of ZixCorp regarding Proposal One.

     2. Nothing in this Agreement shall be construed as limiting the rights of any Holder to vote at a meeting, in person or by proxy, or execute written consents with respect to, (i) his or its shares of Common Stock that were not issued upon conversion or redemption of such Holder's Series A Convertible Preferred Stock, with respect to Proposal One or (ii) except as set forth in
Section 1, his or its shares of Common Stock or Series A Convertible Preferred
---------
Stock, with respect to any business (other than Proposal One) that is properly brought before any meeting of the holders of Common Stock or any adjournment thereof.

     3. Each Holder hereby represents and warrants to ZixCorp as of the date hereof that such Holder (i) is the beneficial owner of the Securities set forth opposite the Holder's name in Schedule A hereto, (ii) has the necessary legal
                              ----------
power, authority and right to enter into, execute and deliver this Agreement without the consent or approval of any other person, and (iii) has not entered into any voting agreement or other similar agreement with or granted any person any proxy (revocable or irrevocable) in respect of the Securities (other than this Agreement).

     4. If any provision of this Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining provisions of this Agreement.

     5. This Agreement may be executed in two or more counterparts each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument.

     6. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas (without reference to its conflict of laws rules).

     7. Each Holder will, upon request, execute and deliver any additional documents deemed by ZixCorp to be reasonably necessary or desirable to complete and effectuate the covenants contained herein.

     8. This Agreement shall terminate upon the termination of the Agreement Period.

     9. No Holder shall sell, assign, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding in respect of the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Securities during the Agreement Period unless such Holder first obtains a written agreement of the proposed transferee to be bound by the terms of this Agreement.

     10. Any Holder who is also a director of ZixCorp will not, by execution of this Agreement, be precluded from exercising his fiduciary duties under applicable law in his capacity as a director of ZixCorp.

     11. Nothing contained in this Agreement shall be deemed to vest in ZixCorp any direct or indirect ownership or incidence of ownership of or with respect to any Securities. All rights, ownership and economic benefits of and relating to the Securities shall remain and belong to the applicable Holder and ZixCorp shall not have any power or authority to direct any Holder in the voting of any Securities or the performance by any Holder of its duties or responsibilities as a shareholder of ZixCorp, except as otherwise provided herein.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                        3

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                   ZIX CORPORATION


                                   By:      /s/ Ronald A. Woessner
                                      -----------------------------------------
                                   Name:    Ronald A. Woessner
                                        ---------------------------------------
                                   Title:   S.V.P.
                                         --------------------------------------



                                   SERIES A INVESTORS

                                            /s/ John A. Ryan
                                   --------------------------------------------
                                   John A. Ryan

                                            /s/ David P. Cook
                                   --------------------------------------------
                                   David P. Cook

                                   SANTIG LTD., a Texas limited partnership
                                         By:    Sanchez Management Corp.,
                                                its general partner


                                   By:      /s/ A. R. Sanchez, Jr.
                                      -----------------------------------------
                                   Name:        A. R. Sanchez, Jr.
                                        ---------------------------------------
                                   Title:       President
                                         --------------------------------------



                                   1988 Spendthrift Trust

                                   By:      /s/ Frank A. Guerra
                                      -----------------------------------------
                                   Name:        Frank A. Guerra
                                        ---------------------------------------
                                   Title:       Trustee
                                         --------------------------------------



                                     /s/ A. R. Sanchez, Jr.
                                   --------------------------------------------
                                   A.R. Sanchez, Jr.



                                        4

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

                                   Schedule A
                                   ----------

       Name                                Securities
------------------          -----------------------------------
John A. Ryan                 189,205 shares of Series A Convertible Preferred Stock

David P. Cook                71,809 shares of Series A Convertible Preferred Stock; 51,690 shares of
                             Common Stock

SANTIG, LTD.                 252,273 shares of Series A Convertible Preferred Stock

1988 Spendthrift Trust       126,136 shares of Series A Convertible Preferred Stock

A.R. Sanchez, Jr.            126,136 shares of Series A Convertible Preferred Stock